Land, Property, Plant and Equipment (Details 1) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2018 CNY (¥)	Dec. 31, 2018 USD ($)	Dec. 31, 2017 CNY (¥)	Dec. 31, 2016 CNY (¥)
Selling expenses	¥ 845	$ 123	¥ 2,205	¥ 5,048
General and administrative expenses	13,639	1,984	26,792	32,232
Research and development expenses	2,955	430	6,501	11,107
Total depreciation expense	292,853	42,594	486,513	887,392
Product [Member]
Cost of revenues	¥ 275,414	$ 40,057	¥ 451,015	¥ 839,005